UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2005 (December 31, 2004)

BANCORPSOUTH, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Section 9 — Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-23.2 Revised Consent of Independent Registered Public Accounting Firm
Ex-99.1 Press Release
Ex-99.2 Revised Form of Election for Business Holding Corporation merger

Section 8 — Other Events

     Item 8.01 Other Events.

     Attached hereto as Exhibit 99.1 and incorporated herein by reference is a press release issued by BancorpSouth, Inc. (“BancorpSouth”) on January 1, 2005, announcing that the previously announced mergers of Business Holding Corporation with and into BancorpSouth and of Premier Bancorp, Inc. with and into BancorpSouth have been completed, effective as of December 31, 2004.

Section 9 — Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits.

     (a)     Not applicable.

     (b)     Not applicable.

     (c)     Exhibits.

Exhibit 23.2	Revised Consent of Independent Registered Public Accounting Firm (No. 333-120308).
Exhibit 99.1	Press Release issued on January 1, 2005 by BancorpSouth.
Exhibit 99.2	Revised Form of Election for Business Holding Corporation merger (No. 333-120308).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.
	By:	/s/ L. Nash Allen, Jr. L. Nash Allen, Jr. Treasurer and Chief Financial Officer
Date: December 31, 2004

EXHIBIT INDEX

Exhibit Number	Description
23.2	Revised Consent of Independent Registered Public Accounting Firm (No. 333-120308).
99.1	Press Release issued on January 1, 2005 by BancorpSouth.
99.2	Revised Form of Election for Business Holding Corporation merger (No. 333-120308).